Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FIRST QUARTER
2012 RESULTS

Assets Under Management Reach Record $44.9 billion

NEW YORK, NY, April 18, 2012—Cohen & Steers, Inc. (NYSE: CNS) reported income attributable to common shareholders of $18.1 million, or $0.41 per share (diluted and basic), for the quarter ended March 31, 2012, compared with income attributable to common shareholders of $13.0 million, or $0.30 per share (diluted and basic), for the quarter ended March 31, 2011. Total revenue for the first quarter of 2012 was $63.7 million, an increase of 16.4% from $54.8 million for the first quarter of 2011.
Assets Under Management
Assets under management were $44.9 billion as of March 31, 2012, an increase of 8.7% from $41.3 billion at December 31, 2011 and an increase of 18.0% from $38.0 billion at March 31, 2011. The increase from December 31, 2011 was due to market appreciation of $4.0 billion, partially offset by net outflows of $425 million. The increase from March 31, 2011 was due to net inflows of $5.2 billion, primarily into U.S. real estate strategies, and market appreciation of $1.7 billion. Average assets under management were $43.0 billion for the quarter ended March 31, 2012, an increase of 6.8% from $40.3 billion for the quarter ended December 31, 2011 and an increase of 19.2% from $36.1 billion for the quarter ended March 31, 2011.
Assets under management for institutional accounts were $26.6 billion as of March 31, 2012, an increase of 4.8% from $25.4 billion at December 31, 2011 and an increase of 21.3% from $21.9 billion at March 31, 2011. The increase from December 31, 2011 was due to market appreciation of $2.6 billion, partially offset by net outflows of $1.4 billion, primarily from global/international real estate strategies associated with subadvisory relationships. The increase from March 31, 2011 was due to net inflows of $3.5 billion, primarily into subadvisory relationships, and market appreciation of $1.2 billion. Average assets under management for institutional accounts were $25.9 billion for the quarter ended March 31, 2012, an increase of 3.8% from $24.9 billion for the quarter ended December 31,

2011 and an increase of 25.2% from $20.7 billion for the quarter ended March 31, 2011.
Assets under management for open-end mutual funds were $11.6 billion as of March 31, 2012, an increase of 20.5% from $9.6 billion at December 31, 2011 and an increase of 23.4% from $9.4 billion at March 31, 2011. The increase from December 31, 2011 was due to market appreciation of $1.0 billion and net inflows of $938 million. The increase from March 31, 2011 was due to net inflows of $1.7 billion and market appreciation of $480 million. Average assets under management for open-end mutual funds were $10.6 billion for the quarter ended March 31, 2012, an increase of 15.2% from $9.2 billion for the quarter ended December 31, 2011 and an increase of 20.0% from $8.8 billion for the quarter ended March 31, 2011.
Assets under management for closed-end mutual funds were $6.7 billion as of March 31, 2012, an increase of 6.5% from $6.3 billion at December 31, 2011 and a decrease of 0.2% from $6.7 billion at March 31, 2011. The increase from December 31, 2011 was due to market appreciation of $409 million. Average assets under management for closed-end mutual funds were $6.6 billion for the quarter ended March 31, 2012, an increase of 6.0% from $6.2 billion for the quarter ended December 31, 2011 and a decrease of 0.8% from $6.6 billion for the quarter ended March 31, 2011.
Financial Highlights (Unaudited)

	Three Months Ended
	(in thousands, except per share data or as noted)
	March 31, 2012	December 31, 2011	March 31, 2011
Revenue	$63,730	$59,416	$54,755
Expenses	$38,334	$36,617	$35,842
Operating income	$25,396	$22,799	$18,913
Operating margin	39.8%	38.4%	34.5%
Total non-operating income	$3,017	$2,409	$975
Net income attributable to common shareholders	$18,054	$16,047	$12,975
Diluted earnings per share attributable to common shareholders	$0.41	$0.36	$0.30
Assets under management, end of period (in millions)	$44,890	$41,284	$38,030
Average assets under management for period (in millions)	$43,008	$40,286	$36,087
Total revenue for the first quarter of 2012 was $63.7 million, an increase of 7.3% from $59.4 million for the fourth quarter of 2011, primarily due to higher average assets under management. Operating expenses for the first quarter of 2012 were $38.3 million, an increase of 4.7% from $36.6 million for the fourth quarter of 2011, primarily due to increases in employee compensation and benefits, distribution and service fees and general and administrative expenses. Operating income was $25.4 million for the three months ended March 31, 2012, compared with operating income of $22.8 million for the three months ended December 31, 2011. The company's operating margin increased to 39.8% for the first quarter of 2012 compared with 38.4% for the three months ended December 31, 2011 due to decreases in the compensation to revenue and G&A to revenue ratios. Non-operating income was $3.0 million for the three months ended March 31, 2012, compared with non-operating income of $2.4 million for the three months ended December 31, 2011, primarily due to increased gains from the company's seed investments.

Balance Sheet Information
As of March 31, 2012, cash, cash equivalents and investments were $174 million. As of March 31, 2012, stockholders' equity was $243 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, April 19, 2012 at 11:00 a.m. (ET) to discuss the company's first quarter results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (U.S.) or (212) 231-2912 (international); passcode: 21588381. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on April 19, 2012 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21588381. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Corporate Info." The webcast will be archived on the website for two weeks.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment management firm focused on global real estate securities, global listed infrastructure, real assets, large cap value stocks, and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors through a broad range of investment vehicles.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2011, which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2012	December 31, 2011	March 31, 2011	December 31, 2011	March 31, 2011
Revenue
Investment advisory and administration fees	$58,155	$55,310	$51,052
Distribution and service fees	2,501	2,260	2,415
Portfolio consulting and other	3,074	1,846	1,288
Total revenue	63,730	59,416	54,755	7.3%	16.4%
Expenses
Employee compensation and benefits	21,668	20,694	19,986
Distribution and service fees	6,237	5,758	5,754
General and administrative	8,537	8,380	8,573
Depreciation and amortization	1,396	1,296	1,186
Amortization, deferred commissions	496	489	343
Total expenses	38,334	36,617	35,842	4.7%	7.0%
Operating income	25,396	22,799	18,913	11.4%	34.3%
Non-operating income
Interest and dividend income - net	621	269	184
Gain (loss) from trading securities - net	1,721	495	(378)
Gain from available-for-sale securities - net	687	154	358
Equity in earnings (losses) of affiliates	772	1,614	(14)
Other	(784)	(123)	825
Total non-operating income	3,017	2,409	975	25.2%	209.4%
Income before provision for income taxes	28,413	25,208	19,888	12.7%	42.9%
Provision for income taxes	10,155	9,134	6,986
Net income	18,258	16,074	12,902	13.6%	41.5%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(204)	(27)	73
Net income attributable to common shareholders	$18,054	$16,047	$12,975	12.5%	39.1%

Earnings per share attributable to common shareholders
Basic	$0.41	$0.37	$0.30	11.6%	37.4%
Diluted	$0.41	$0.36	$0.30	11.9%	37.2%
Weighted average shares outstanding
Basic	43,601	43,249	43,051
Diluted	44,386	44,141	43,781

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2012	December 31, 2011	March 31, 2011	December 31, 2011	March 31, 2011
Institutional Accounts
Assets under management, beginning of period	$25,380	$24,026	$19,625
Inflows	1,070	498	1,529
Outflows	(2,433)	(1,598)	(321)
Net (outflows) inflows	(1,363)	(1,100)	1,208
Market appreciation	2,591	2,454	1,098
Total increase	1,228	1,354	2,306
Assets under management, end of period	$26,608	$25,380	$21,931	4.8%	21.3%
Average assets under management for period	$25,884	$24,932	$20,671	3.8%	25.2%

Open-End Mutual Funds
Assets under management, beginning of period	$9,619	$8,612	$8,484
Inflows	1,682	908	1,147
Outflows	(744)	(817)	(640)
Net inflows	938	91	507
Market appreciation	1,031	916	399
Total increase	1,969	1,007	906
Assets under management, end of period	$11,588	$9,619	$9,390	20.5%	23.4%
Average assets under management for period	$10,567	$9,170	$8,803	15.2%	20.0%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,285	$5,979	$6,353
Inflows	—	—	129
Outflows	—	(59)	—
Net (outflows) inflows	—	(59)	129
Market appreciation	409	365	227
Total increase	409	306	356
Assets under management, end of period	$6,694	$6,285	$6,709	6.5%	(0.2%)
Average assets under management for period	$6,557	$6,184	$6,613	6.0%	(0.8%)

Total
Assets under management, beginning of period	$41,284	$38,617	$34,462
Inflows	2,752	1,406	2,805
Outflows	(3,177)	(2,474)	(961)
Net (outflows) inflows	(425)	(1,068)	1,844
Market appreciation	4,031	3,735	1,724
Total increase	3,606	2,667	3,568
Assets under management, end of period	$44,890	$41,284	$38,030	8.7%	18.0%
Average assets under management for period	$43,008	$40,286	$36,087	6.8%	19.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2012	December 31, 2011	March 31, 2011	December 31, 2011	March 31, 2011
Subadvisory
Assets under management, beginning of period	$19,073	$18,266	$13,334
Inflows	365	349	1,323
Outflows	(1,735)	(1,429)	(206)
Net (outflows) inflows	(1,370)	(1,080)	1,117
Market appreciation	1,902	1,887	773
Total increase	532	807	1,890
Assets under management, end of period	$19,605	$19,073	$15,224	2.8%	28.8%
Average assets under management for period	$19,476	$18,795	$14,128	3.6%	37.9%

Advisory
Assets under management, beginning of period	$6,307	$5,760	$6,291
Inflows	705	149	206
Outflows	(698)	(169)	(115)
Net inflows (outflows)	7	(20)	91
Market appreciation	689	567	325
Total increase	696	547	416
Assets under management, end of period	$7,003	$6,307	$6,707	11.0%	4.4%
Average assets under management for period	$6,408	$6,137	$6,543	4.4%	(2.1%)

Total Institutional Accounts
Assets under management, beginning of period	$25,380	$24,026	$19,625
Inflows	1,070	498	1,529
Outflows	(2,433)	(1,598)	(321)
Net (outflows) inflows	(1,363)	(1,100)	1,208
Market appreciation	2,591	2,454	1,098
Total increase	1,228	1,354	2,306
Assets under management, end of period	$26,608	$25,380	$21,931	4.8%	21.3%
Average assets under management for period	$25,884	$24,932	$20,671	3.8%	25.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2012	December 31, 2011	March 31, 2011	December 31, 2011	March 31, 2011
U.S. Real Estate
Assets under management, beginning of period	$18,505	$16,099	$10,506
Inflows	1,690	749	1,352
Outflows	(488)	(513)	(504)
Net inflows	1,202	236	848
Market appreciation	1,864	2,170	679
Total increase	3,066	2,406	1,527
Assets under management, end of period	$21,571	$18,505	$12,033	16.6%	79.3%
Average assets under management for period	$19,853	$17,339	$11,240	14.5%	76.6%

Global/International Real Estate
Assets under management, beginning of period	$13,409	$13,734	$15,438
Inflows	701	343	1,072
Outflows	(2,266)	(1,624)	(454)
Net (outflows) inflows	(1,565)	(1,281)	618
Market appreciation	1,395	956	676
Total (decrease) increase	(170)	(325)	1,294
Assets under management, end of period	$13,239	$13,409	$16,732	(1.3%)	(20.9%)
Average assets under management for period	$13,367	$13,822	$15,900	(3.3%)	(15.9%)

Large Cap Value Stocks
Assets under management, beginning of period	$3,876	$3,470	$3,673
Inflows	10	145	113
Outflows	(355)	(116)	(82)
Net (outflows) inflows	(345)	29	31
Market appreciation	452	377	194
Total increase	107	406	225
Assets under management, end of period	$3,983	$3,876	$3,898	2.8%	2.2%
Average assets under management for period	$3,920	$3,718	$3,806	5.4%	3.0%

Global Infrastructure
Assets under management, beginning of period	$3,010	$2,919	$2,870
Inflows	22	17	174
Outflows	(17)	(73)	(17)
Net inflows (outflows)	5	(56)	157
Market appreciation	145	147	98
Total increase	150	91	255
Assets under management, end of period	$3,160	$3,010	$3,125	5.0%	1.1%
Average assets under management for period	$3,121	$2,970	$2,983	5.1%	4.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2012	December 31, 2011	March 31, 2011	December 31, 2011	March 31, 2011
Preferred Securities
Assets under management, beginning of period	$1,964	$1,803	$1,292
Inflows	293	152	216
Outflows	(51)	(52)	(13)
Net inflows	242	100	203
Market appreciation	138	61	53
Total increase	380	161	256
Assets under management, end of period	$2,344	$1,964	$1,548	19.3%	51.4%
Average assets under management for period	$2,174	$1,894	$1,463	14.8%	48.6%

Other
Assets under management, beginning of period	$520	$592	$683
Inflows	36	—	10
Outflows	—	(96)	(23)
Net inflows (outflows)	36	(96)	(13)
Market appreciation	37	24	24
Total increase (decrease)	73	(72)	11
Assets under management, end of period	$593	$520	$694	14.0%	(14.6%)
Average assets under management for period	$573	$543	$695	5.5%	(17.6%)

Total
Assets under management, beginning of period	$41,284	$38,617	$34,462
Inflows	2,752	1,406	2,937
Outflows	(3,177)	(2,474)	(1,093)
Net (outflows) inflows	(425)	(1,068)	1,844
Market appreciation	4,031	3,735	1,724
Total increase	3,606	2,667	3,568
Assets under management, end of period	$44,890	$41,284	$38,030	8.7%	18.0%
Average assets under management for period	$43,008	$40,286	$36,087	6.8%	19.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Advisement (Unaudited)
(in millions)
	As of
	March 31, 2012	December 31, 2011	March 31, 2011

Model-Based Strategies	$5,245	$2,009	$554

Exchange Traded Funds	$2,835	$2,380	$2,558

Unit Investment Trusts	$1,217	$1,233	$1,421

Total	$9,297	$5,622	$4,533

Note: Assets under advisement are defined as assets for which the company does not provide active management.